Exhibit 99.2

EXECUTION TEXT

9 May 2005

MS IRISH CABLE HOLDINGS B.V.
(as Borrower)

and

UPC IRELAND B.V.
(as Lender)

€338,559,484

LOAN AGREEMENT

LOAN AGREEMENT made on 9 May 2005

BETWEEN

(1)           MS IRISH CABLE HOLDINGS B.V., (the Borrower) a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands having its registered office at Locatellikade 1, 1076 AZ, Amsterdam, the Netherlands; and

(2)           UPC IRELAND B.V. (the Lender) a private limited liability company (besloten vennootschap) incorporated under the laws of the Netherlands having its registered office at Boeing Avenue 53, 1119 PE Schiphol-Rijk, the Netherlands.

IT IS AGREED:

1.             DEFINITIONS AND INTERPRETATION

Definitions

1.1           Except where expressly defined herein, terms shall have the meaning ascribed to them in the UGC SPA (as defined below).

Final Maturity Date means the 60th anniversary of the date hereof;

Group means the Borrower and its subsidiaries from time to time;

Interest Period means (other than in respect of the first Interest Period) a period of twelve months commencing on 1 December in a particular year and ending on the 30 November in the following year.  The first Interest Period relating to the Loan will commence on the date hereof and end on 30 November 2005 and each subsequent Interest Period will commence upon the expiry of the previous Interest Period, but so that any amount to be repaid or prepaid under this Agreement will have a final Interest Period ending on that repayment or prepayment date;

Interest Rate means, in respect of any Interest Period, an amount equal to 100% of the Borrower’s profits in that Interest Period determined in accordance with Netherlands GAAP;

Loan means the advance in an amount of €338,559,484 made or to be made by the Lender under this Agreement;

Participating Member State means a member state of the European Communities that adopts the Euro as its lawful currency under the legislation of the European Union for European Monetary Union;

UGC SPA means the sale and purchase agreement dated on or about the date hereof between Morgan Stanley, the Lender and the Guarantor.

Utilisation Request means a notice substantially in the form set out in Schedule 3.

Construction

1.2           Clause headings are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.  In this Agreement, unless the context otherwise requires, references to Clauses and to Schedules are to be construed as references to the clauses of, and schedules to, this Agreement.

1.3           The recitals to this Agreement do not form an operative part of the Agreement.

1.4           Words importing the plural shall include the singular and vice versa.

1.5           References to a person shall be construed as references to an individual, firm, company, corporation, unincorporated body of persons or any state or agency thereof.

1.6           A reference to € is to Euros.

2.             PURPOSE

2.1           The proceeds of the Loan shall be applied solely towards discharging (a) the Purchase Price (before any adjustments including, for the avoidance of doubt, the assumption of any debt or payment obligations whether by way of novation or otherwise (the Adjustments)) (b) funding the Adjustments, the essential working capital, capital expenditure, general corporate purposes requirements of the Borrower and to meet any liabilities incurred in connection with or arising out of the Transactions.

2.2           The proceeds of the Loan must be applied towards purpose (a) in Clause 2.1 before they can be applied towards the purposes set out in paragraphs (b) and (c) of Clause 2.1.

2.3           No amount borrowed or credit provided under this Agreement shall be applied in any manner that is illegal.

2.4           For the avoidance of doubt, nothing in this Agreement shall be construed as conferring on the Lender any right or entitlement, directly or indirectly, to exercise any control or decisive influence over the Borrower or over NTL Ireland.

3.             LOAN

3.1           Subject to the provisions hereof, the Loan shall be drawn in a single drawing.  The outstanding principal amount under this Agreement shall not exceed the amount of the Loan at any time.

3.2           When the Borrower wishes the Lender to make the advance hereunder, it will deliver a duly completed Utilisation Request to the Lender including by fax, (or telephone to be immediately confirmed in writing) not later than 11 a.m. (London time) on the Business Day on which the funds are required (or such lesser period as the Lender may agree), the Business Day on which it is to be made and the bank account or accounts to which payment is to be made or as the parties may otherwise agree.

4.             INTEREST

4.1           The Loan will carry simple interest at the Interest Rate from the date of its advance until the date on which it has been repaid or prepaid in full.  Such interest shall accrue on the last day of each Interest Period and shall only become payable on the date of repayment or prepayment of the Loan.  For the avoidance of doubt, any such accrued interest shall not be capitalised or attract interest itself.

4.2           All payments of interest shall be made without any deduction or withholding on account of tax save as required by law.  In the event that any such deduction or withholding is required by law the Borrower is under no obligation to pay an additional amount in respect of such withholding or deduction or otherwise to gross up any payments due to be made by it hereunder.

5.             REPAYMENT

The Borrower shall repay the advances then outstanding (together with all accrued interest due hereunder) on the Final Maturity Date, on which date the Lender’s obligations under this Agreement shall be cancelled.

6.             PREPAYMENT

Subject to the provisions hereof:

6.1           if the Condition in Clause 4.1(a) of the UGC SPA is not satisfied within five (5) Business Days of the date of the UGC SPA the Borrower shall prepay the outstanding principal amount of the Loan on receipt of all outstanding Expenses (as described in clause 4.3 of the UGC SPA).  For the avoidance of doubt, any such prepayment under this clause shall be in respect of principal only and the Borrower shall not be required to pay any interest thereon;

6.2           if a liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, receiver, administrative receiver or administrator (or equivalent in the relevant jurisdiction) is appointed in respect of Morgan Stanley (other than in relation to a solvent winding-up or reorganisation of Morgan Stanley) the Borrower shall prepay all outstanding amounts (whether of principal or interest) hereunder; and

6.3           the Borrower may at any time prepay all or any part of any outstanding amounts (whether of principal or interest) hereunder.

7.             PAYMENTS

7.1           All payments due to be made by the Borrower hereunder shall be made to such bank account as the Lender may specify in London or in the principal financial centre of a Participating Member State in writing in Euros and in freely available same day funds.

7.2           If the due date for payment hereunder is not a Business Day such payment shall be made on the following Business Day.

8.             CHANGES TO THE LENDER

Transfers by the Lender

8.1           Subject to this Clause 8, a Lender (the Existing Lender ) may:

(a)           assign any of its rights; or

(b)           transfer by novation any of its rights and obligations,

to another entity (the New Lender) provided that UPC Ireland B.V. as Lender at the date hereof may not assign any of its rights and may only transfer by novation all (and not part) of its rights and obligations (including all accrued rights and claims) under this Agreement to Morgan Stanley (or such of Morgan Stanley’s affiliates as Morgan Stanley shall direct) and hereby agrees that it shall so transfer immediately upon receipt of a notice from Morgan Stanley of its exercise of the Call Option in accordance with the terms of the UGC SPA.

Conditions of transfer

8.2           A transfer will only be effective if the procedure set out in Clause 8.3 (Procedure for transfer) is complied with.

Procedure for transfer

8.3 (a)     A transfer is effected in accordance with paragraph (b) below when the New Lender executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender.  The New Lender shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)           On the Transfer Date:

(i)    to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations (including all accrued rights and claims) under this Agreement the Borrower and the Existing Lender shall be released from further obligations towards one another under this Agreement and their respective rights against one another under this Agreement shall be cancelled (being the Discharged Rights and Obligations);

(ii)   the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that the Borrower and the New Lender have assumed and/or acquired the same in place of the Borrower and the Existing Lender;

(iii)  the New Lender shall become a Party as the “Lender”.

Copy of Transfer Certificate to Borrower

8.4           The New Lender shall immediately after it has executed a Transfer Certificate, send to the Borrower a copy of that Transfer Certificate.

Borrower’s Agent

8.5           The Borrower hereby appoints and authorises the Existing Lender to execute any Transfer Certificate on its behalf in accordance with this Clause 8.

9.             INVALIDITY

9.1           If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

10.          REPRESENTATION

The Lender represents and warrants that the subject matter of the transactions contemplated by the Transaction Documents, connote a relationship between the Lender and the Borrower which for the purposes of application of the Exemption Regulation of the Dutch Minister of Finance under the Act on the Supervision of the Credit System 1992 (Wet toezicht kredietwezen 1992), in particular Clause 2 of that regulation, qualifies as a restricted circle (“besloten kring”) and that as a consequence the loan made available by UGC to Morgan Stanley SPV pursuant to the UGC Loan Agreement does not violate clause 82 of the Act on the Supervision of the Credit System 1992.

11.          MISCELLANEOUS

11.1         No failure or delay by any party in exercising any right or remedy provided by law under or pursuant to the Agreement shall impair such rights or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

11.2         Any waiver and any consent by the Lender or the Borrower under this Agreement must be in writing and may be given subject to any conditions thought fit by the other party.  Any waiver or consent shall be effective only in the instance and for the purposes for which it is given.

11.3         Any request or notice to be made or given hereunder shall be effective if sent by facsimile, personally delivered letter or recorded delivery:

(a)           in the case of a notice or request sent to the Borrower addressed to the Borrower at the following address:

MS Irish Cable Holdings B.V.

Morgan Stanley, 25 Cabot Square, Canary Wharf, London E14 4QW

(facsimile number: 0044 20 7425 8990) marked for the urgent attention of Scott Matlock and Melanie Hughes; and

(b)           in the case of a notice or request sent to the Lender addressed to the Lender it at the following address:

UPC Ireland B.V.

Boeingavenue 53, 1119PE Schipol Rijk, the Netherlands

(facsimile number: 0031 207789871) marked for the urgent attention of the General Counsel.

In the case of a request or notice sent by facsimile it will be deemed to have been received twelve (12) hours after it was sent, provided that it is confirmed by delivery or post within five (5) Business Days, in the case of personal delivery, when delivered and, in the case of posting, at the time of delivery certified by the postal service.

11.4         Either party may at any time change its address for service of notice by giving notice thereof to the other party, which shall take effect five (5) Business Days after receipt of such notice.

11.5         This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their successors and assigns.

11.6         Other than as provided for in Clause 8.1 neither party to this Agreement may assign any of its rights or transfer by novation any of its rights and obligations under this Agreement without the prior written consent of the other.

11.7         The parties agree that the Loan will not be registered in a register kept in the United Kingdom.

11.8         This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

11.9         The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of both parties.  The expression variation shall include any supplement, deletion or replacement.

11.10       Other than Morgan Stanley, a person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms.

11.11       This Agreement shall be governed by, and shall be construed in accordance with, English law.

11.12       All parties agree that the courts of England are (subject to clause 11.13) to have exclusive jurisdiction to settle any disputes (including claims for set-off and counterclaims) which may arise out of or in connection with this Agreement and for such purposes irrevocably submit to the jurisdiction of the English courts.

11.13       The agreement contained in clause 11.11 above is included for the benefit of the Borrower.  Accordingly, notwithstanding the exclusive agreement in clause 11.11 above, the Borrower shall retain the right to bring proceedings in any other jurisdiction and, if the Borrower is involved as defendant in proceedings in a jurisdiction other than England concerning acts or omission relating to or arising from or in connection with the Borrower’s involvement in NTL Ireland, the Borrower can join the Lender to those proceedings where the Borrower considers it reasonable to do so and the Lender irrevocably submits to any such jurisdiction.  To the extent allowed by law the Borrower may take concurrent proceedings in any number of jurisdictions.

11.14       The Lender irrevocably consents to service of process or any other document in connection with proceedings in any court by facsimile transmission, personal service, delivery at any address specified in this Agreement or any other usual address, mail or in any other manner permitted by English law, the law of the place of service or the law of jurisdiction where proceedings are instituted.

11.15       The Lender shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Agreement.  Such agent shall be UGC Europe Services (UK) Limited (for the attention of General Counsel) currently of Michelin House, 81 Fulham Road, London SW3 6RD and any claim form, judgment or other notice of legal process shall be sufficiently served on the Lender if delivered to such agent at its address for the time being.  The Lender irrevocably undertakes not to revoke the authority of this agent and if, for any reason, the Borrower requests the Lender to do so it shall promptly appoint another such agent with an address in England and advise the Borrower.  If, following such a request, the Lender fails to appoint another agent, the Borrower shall be entitled to appoint one on behalf of the Lender at the expense of the Lender.  If, for any reason, the Lender requests the Borrower to appoint an agent for service of process or any other documents in proceedings in England or any other proceedings in connection with this Agreement, it shall immediately do so and advise the Lender.  If, following such a request, the Borrower fails to appoint an agent, the Lender shall be entitled to appoint one on behalf of the Borrower.

EXECUTION PAGE

SIGNED for and on behalf of

/s/ SCOTT MATLOCK
MS Irish Cable Holdings B.V.
by:	Scott Matlock
Attorney/special representative

SIGNED for and on behalf of

/s/ A.M. TUIJTEN		)
/s/ S. O'NEILL		)
UPC Ireland B.V.		)
by: UGC Management B.V.		)
by:	A.M. Tuijten	)
and		)
by:	S. O'Neill	)
its attorneys/special representatives		)

SCHEDULE 1

FORM OF TRANSFER CERTIFICATE

To:          [            ] as the New Lender

From:      [The Existing Lender] (the Existing Lender)

on behalf of itself and the Borrower

Dated:

[Borrower] – [             ] Loan Agreement
dated [           ] (the Agreement)

1.             We refer to the Agreement.  This is a Transfer Certificate.  Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.             We refer to Clause 8.3 (Procedure for transfer):

(a)           The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender’s Commitment, rights and obligations referred to in the Schedule in accordance with Clause 8.3 (Procedure for transfer).

(b)           The proposed Transfer Date is [            ].

(c)           The Loan Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 11.3 (Miscellaneous) are set out in the Schedule.

3.             This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

4.             This Transfer Certificate is governed by English law.

SCHEDULE 2

Commitment/rights and obligations to be transferred

[insert relevant details]
[Loan Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender] (for itself and the Borrower)	[New Lender]

By:	By:

This Transfer Certificate is accepted by the New Lender and the Transfer Date is confirmed as [           ].

[New Lender]

By:

SCHEDULE 3

Utilisation Request

From:      [Borrower]

To:          [Lender]

Dated:    [           ]

Dear Sirs

MS Irish Cable Holdings B.V. Loan Agreement dated [               ] (the Agreement)

1.             We refer to the Freshfields Account Letter (the Letter) dated                    May 2005 between Freshfields Bruckhaus Deringer, the Lender and the Borrower.  Terms defined in the Agreement and the Letter have the same meaning in this Utilisation Request.

2.             We wish to borrow a loan on the following terms:

Proposed Utilisation Date:	[ ]

Amount	[ ]

3.             The proceeds of this Loan should be credited to the accounts and otherwise in the manner provided for in the Letter.

4.             The Utilisation Request is irrevocable.

Yours faithfully

authorised signatory
for [Borrower]